UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 7, 2009 (December 31, 2008)
HARLAND CLARKE HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333- 133253	84-1696500

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)
2939 Miller Road, Decatur, Georgia 30035
(Address of Principal Executive Offices) (Zip Code)
(770) 981-9460
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)      On December 31, 2008, Harland Clarke Holdings Corp. (the “Company”) amended certain compensatory plans, contracts and arrangements in order to implement changes to comply with or be exempt from Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”). Those plans, contracts and arrangements included (i) the M & F Worldwide Corp. 2008 Long Term Incentive Plan (the “LTIP”) and (ii) employment agreements with Messrs. Charles T. Dawson (Chief Executive Officer of the Company), Peter A. Fera, Jr. (Chief Financial Officer of the Company) and Jeffrey Heggedahl (Chief Executive Officer of Scantron Corporation, an indirect wholly owned subsidiary of the Company). The changes made to these plans, contracts and arrangements have been made for the purpose of conforming to the requirements of Section 409A. The amendments to the relevant agreements and plans are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated in this Item 5.02(e) by reference.

Item 9.01	Financial Statements and Exhibits
(d)      Exhibits.

Exhibit 10.1	Amendment to the LTIP, dated as of December 31, 2008 (incorporated by reference to Exhibit 10.1 to M & F Worldwide Corp.’s Form 8-K filed on January 7, 2009).

Exhibit 10.2	Amendment, dated as of December 31, 2008, to the Employment Agreement, dated as of February 13, 2008, between Harland Clarke Holdings Corp. and Charles T. Dawson (incorporated by reference to Exhibit 10.2 to M & F Worldwide Corp.’s Form 8-K filed on January 7, 2009).

Exhibit 10.3	Amendment, dated as of December 31, 2008, to the Employment Agreement, dated as of February 13, 2008, between Harland Clarke Holdings Corp. and Peter A. Fera, Jr.

Exhibit 10.4	Amendment, dated as of December 31, 2008, to the Employment Agreement, dated as of May 5, 2008, among Harland Clarke Holdings Corp., Scantron Corporation and Jeffrey Heggedahl.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.
By:	/s/ Martin Wexler
Name:	Martin Wexler
Title:	Vice President and Treasurer

Date:   January 7, 2009

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 10.1	Amendment to the LTIP, dated as of December 31, 2008 (incorporated by reference to Exhibit 10.1 to M & F Worldwide Corp.’s Form 8-K filed on January 7, 2009).

Exhibit 10.2	Amendment, dated as of December 31, 2008, to the Employment Agreement, dated as of February 13, 2008, between Harland Clarke Holdings Corp. and Charles T. Dawson (incorporated by reference to Exhibit 10.2 to M & F Worldwide Corp.’s Form 8-K filed on January 7, 2009).

Exhibit 10.3	Amendment, dated as of December 31, 2008, to the Employment Agreement, dated as of February 13, 2008, between Harland Clarke Holdings Corp. and Peter A. Fera, Jr.

Exhibit 10.4	Amendment, dated as of December 31, 2008, to the Employment Agreement, dated as of May 5, 2008, among Harland Clarke Holdings Corp., Scantron Corporation and Jeffrey Heggedahl.

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